                                                                    Exhibit 99.4

                             THE QUIGLEY CORPORATION
    UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION

The Quigley  Corporation (the "Company"),  through its wholly-owned  subsidiary,
Quigley  Manufacturing  Inc.  ("QMI")  purchased  certain  assets of JoEL,  Inc.
("JoEL")  for  approximately  $5.1  million on October 1, 2004,  which  includes payments of $4.1 million in cash, $3.0 million of the cash required was financed through a term loan, and the issuance of $1.0 million of the Company's stock, or
113,097 shares.

The acquisition of these assets, includes inventory, land, buildings,  machinery and  equipment of two  manufacturing  facilities  and the  assumption of accrued vacation wages of approximately $70,000 of the former employees of JoEL that are now employees of QMI.

JoEL is a FDA approved  contract  manufacturer  of lozenges and other candy food products and has been the exclusive  manufacturer of the Company's  Cold-Eeze(R)
lozenge since its launch in 1995. JoEL has also manufactured  private label hard candies, lozenges and throat drops for other prominent Over-the-Counter products companies.

The  Company is engaged in the  development,  manufacturing,  and  marketing  of homeopathic and health products that are being offered to the general public and the research and development of potential  prescription products. The Company is organized  into  three  business  segments  which are Cold  Remedy,  Health  and
Wellness,  and  Ethical  Pharmaceutical.   For  the  historical  fiscal  periods
presented,  the  Company's  revenues  have come from the  Company's  Cold Remedy business segment and the Health and Wellness business segment.

The pro forma information set forth includes the condensed combined consolidated balance  sheet  as of June  30,  2004 and the  condensed  combined  consolidated statements  of  operations  for the year  ended  December  31,  2003 and for the six-months  ended June 30,  2004 of the  Company and JoEL,  which  includes  the elimination of intercompany  transactions  and adjustments  necessary to reflect preliminary  current fair values of the assets  acquired,  loans and liabilities assumed with their related effects in the incomes  statements  presented.

                                                             THE QUIGLEY CORPORATION
                                        UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET
                                                                  JUNE 30, 2004

                                                                   Historical
                                                        ------------------------------      Pro Forma        Pro Forma
                       ASSETS                               TQC                JoEl         Adjustments       Combined
                                                        -------------   --------------   ---------------   ------------
CURRENT ASSETS:
  Cash and Cash equivalents                              $ 13,736,331    $     22,796    ($    22,796) a
                                                                                           (1,162,539) b   $ 12,573,792
  Investments                                                                  74,820         (74,820) a
  Accounts Receivable, net                                  1,361,981         166,510        (166,510) a      1,361,981
  Inventory                                                 4,294,649         979,644
                                                                                           (1,008,922) d      4,265,371
  Prepaid expenses and current assets                         611,859          43,652         (43,652) a
                                                                                               39,868  b        651,727
                                                        -------------   --------------   ---------------   ------------
      TOTAL CURRENT ASSETS                                 20,004,820       1,287,422      (2,439,371)       18,852,871
                                                        -------------   --------------   ---------------   ------------

PROPERTY, PLANT AND EQUIPMENT - NET                         2,255,203       3,016,480      (3,016,480) a
                                                                                            4,310,829  b      6,566,032
                                                        -------------   --------------   ---------------   ------------
OTHER ASSETS:
  Cash value of life insurance                                              1,107,000      (1,107,000) a
  Goodwill                                                     30,763          30,763
  Other Assets                                                115,217          52,692         (52,692) a        115,217

                                                        -------------   --------------   ---------------   ------------
      TOTAL OTHER ASSETS                                      145,980       1,159,692      (1,159,692)          145,980
                                                        -------------   --------------   ---------------   ------------
TOTAL ASSETS                                             $ 22,406,003    $  5,463,594    ($ 2,304,714)     $ 25,564,883
                                                        =============   ==============   ===============   ============

                    LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current portion of long term debt                                      $     80,241    ($    80,241) a
  Line of credit                                                              369,425        (369,425) a
                                                                                              428,571  c   $    428,571
  Notes payable, stockholders                                                 536,250        (536,250) a
  Accounts payable                                       $    535,856         252,574        (252,574) a        535,856
  Accrued royalties and sales commissions                     635,041         635,041
  Accrued advertising                                         400,340         400,340
  Other current liabilities                                 1,669,515         140,484         (70,484) a
                                                                                               92,000  b      1,831,515
                                                        -------------   --------------   ---------------   ------------
      TOTAL CURRENT LIABILITIES                             3,240,752       1,378,974        (788,403)        3,831,323
                                                        -------------   --------------   ---------------   ------------

Long term debt                                                                444,018        (444,018) a
                                                                                            2,571,429  c      2,571,429
                                                        -------------   --------------   ---------------   ------------

Commitments and Contingencies

TOTAL LIABILITIES                                           3,240,752       1,822,992       1,339,008         6,402,752

Minority Interest                                              58,706            --              --              58,706
                                                        -------------   --------------   ---------------   ------------

STOCKHOLDERS' EQUITY:
  Common stock                                                  8,082          10,000         (10,000) a
                                                                                                   57  b          8,139
  Additions paid-in-capital                                34,295,452           8,000          (8,000) a
                                                                                              926,101  b     35,221,553
  Retained earnings                                         9,991,170       3,596,059      (3,596,059) a
                                                                                             (929,278) d      9,061,892
  Accumulated other comprehensive income                                       26,543         (26,543) a
  Less : Treasury stock                                   (25,188,159)    (25,188,159)
                                                        -------------   --------------   ---------------   ------------
      TOTAL STOCKHOLDERS' EQUITY                           19,106,545       3,640,602      (3,643,722)       19,103,425
                                                        -------------   --------------   ---------------   ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $ 22,406,003    $  5,463,594    ($ 2,304,714)     $ 25,564,883
                                                        =============   ==============   ===============   ============

                                                              THE QUIGLEY CORPORATION
                                    UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
                                                           YEAR ENDED DECEMBER 31, 2003

                                                                   Historical
                                                        ------------------------------      Pro Forma        Pro Forma
                                                            TQC                JoEl         Adjustments       Combined
                                                        -------------   --------------   ---------------   -------------

Net Sales                                                $ 41,499,163    $  6,073,821    ($ 2,585,971) e   $ 44,987,013

Cost of Sales                                              21,487,763       4,979,212      (3,172,141) f     23,294,834
                                                        -------------   --------------   ---------------   -------------

Gross Profit                                               20,011,400       1,094,609         586,170        21,692,179
                                                        -------------   --------------   ---------------   -------------

Operating Expenses:
          Sales and marketing                               6,166,318         167,467                         6,333,785
          Administration                                    9,843,846       1,132,989          70,052  g     11,046,887
          Research and development                          3,365,698                                         3,365,698
                                                        -------------   --------------   ---------------   -------------

Total Operating Expenses                                   19,375,862       1,300,456          70,052        20,746,370
                                                        -------------   --------------   ---------------   -------------

Income (Loss) from Operations                                 635,538        (205,847)        516,118           945,809
                                                        -------------   --------------   ---------------   -------------

Interest, net and Other Income                                 93,385         (39,536)        (65,206) h        (11,357)
                                                        -------------   --------------   ---------------   -------------

Income from Continuing
          Operations before taxes                             728,923        (245,383)        450,912           934,452
                                                        -------------   --------------   ---------------   -------------

Income Taxes                                                     --              --              --              --
                                                        -------------   --------------   ---------------   -------------

Income from Continuing
          Operations                                     $    728,923    ($   245,383)   $    450,912      $    934,452
                                                        =============   ==============   ===============   =============

Basic earning per common share:
  Income  from continuing operations                     $       0.06                                      $       0.08
                                                        =============                                      =============
  Weighted average shares outstanding                      11,467,087                                        11,580,184
                                                        =============                                      =============

Diluted earning per common share:
  Income  from continuing operations                     $       0.05                                      $       0.06
                                                        =============                                      =============
  Weighted average shares outstanding                      14,910,246                                        15,023,343
                                                        =============                                      =============

                                                                 THE QUIGLEY CORPORATION
                                       UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
                                                          SIX MONTHS ENDED JUNE 30, 2004

                                                                   Historical
                                                        ------------------------------      Pro Forma        Pro Forma
                                                            TQC                JoEl         Adjustments       Combined
                                                        -------------   --------------   ---------------   -------------

Net Sales                                                $ 16,506,799    $  2,592,438    ($ 1,396,507) e  $ 17,702,730

Cost of Sales                                               9,209,673       2,187,429      (1,227,165) i    10,169,937
                                                        -------------   --------------   ---------------   ------------

Gross Profit                                                7,297,126         405,009        (169,342)       7,532,793
                                                        -------------   --------------   ---------------   ------------

Operating Expenses:
         Sales and marketing                                2,457,540          64,264                        2,521,804
         Administration                                     4,805,240         639,573          26,034  j     5,470,847
         Research and development                           1,767,849                                        1,767,849
                                                        -------------   --------------   ---------------   ------------

Total Operating Expenses                                    9,030,629         703,837          26,034        9,760,500
                                                        -------------   --------------   ---------------   ------------

Loss from Operations                                       (1,733,503)       (298,828)       (195,376)      (2,227,707)
                                                        -------------   --------------   ---------------   ------------

Interest, net and Other Income                                 39,396         (32,279)        (12,629) k        (5,512)
                                                        -------------   --------------   ---------------   ------------

Loss from Continuing
         Operations before taxes                           (1,694,107)       (331,107)       (208,005)      (2,233,219)
                                                        -------------   --------------   ---------------   ------------

Income Taxes                                                     --              --              --              --
                                                        -------------   --------------   ---------------   ------------

Loss from Continuing
         Operations                                      ($ 1,694,107)   ($   331,107)   ($   208,005)    ($ 2,233,219)
                                                        =============   ==============   ===============  =============

Basic earning per common share:
  Income (loss) from continuing operations               ($      0.15)                                    ($      0.19)
                                                        ============-                                     =============
  Weighted average shares outstanding                      11,511,390                                       11,624,487
                                                        =============                                     =============

Diluted earning per common share:
  Income (loss) from continuing operations               ($      0.15)                                    ($      0.19)
                                                        =============                                     =============
  Weighted average shares outstanding                      11,511,390                                       11,624,487
                                                        =============                                     =============

                             THE QUIGLEY CORPORATION
 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The Condensed Combined Consolidated Financial Statements include the accounts of the Company and its wholly owned  subsidiaries.

On October 1, 2004,  the  Company  acquired  substantially  all of the assets of
JoEL, Inc, including inventory, land, buildings,  machinery and equipment of two manufacturing facilities located in Lebanon and Elizabethtown,  Pennsylvania for approximately $5.1 million,  which includes payments of $4.1 million in cash and
$1.0 million of the Company's  common stock. The acquisition is accounted for by the purchase method of accounting and accordingly, the operating results will be included in the Company's  consolidated  financial  statements  from the date of acquisition.

The Company  funded the $4.1 million  cash  portion of the  purchase  price with proceeds  from a commercial  loan and through its current  working  capital.  To satisfy the common stock  component of the purchase  price,  the Company  issued
113,097 shares of its common stock to the stockholders of JoEL.  Pursuant to the
Agreement,  the  number of shares to be issued  was  determined  by the  average closing price of the Company's common stock for the period September 23, 2003 to
September  23,  2004.  The fair  value of $8.64  per  share  was  determined  by averaging  the closing price for four business days before and after the closing date of October 1, 2004.

The financing  portion  includes a loan obligation in the amount of $3.0 million payable to PNC Bank,  N.A. and is secured by mortgages on real property  located in each of Lebanon, Pennsylvania and Elizabethtown, Pennsylvania and was used to finance the majority of the cash portion of the purchase price.  The Company can elect  interest  rate  options  of either the Prime Rate or LIBOR plus 200 basis points.  The loan is payable in eighty-four equal monthly principal  payments of
$35,714 commencing November 1, 2004, which such amounts payable are reflected in the pro forma balance sheet as current maturities of long term debt amounting to
$428,571 and long term debt amounting to $2,571,429.

Accordingly,  the pro forma  information  and  corresponding  adjustments of the aforementioned  transaction  are  made  solely  for  the  purpose  of  providing unaudited pro forma condensed combined consolidated financial statements.

The Company  utilizes an asset and liability  approach for income  taxes,  which requires the  recognition of deferred tax assets and  liabilities for the future tax consequences of events that have been recognized in the Company's  financial statements or tax returns.  In estimating future tax  consequences,  the Company generally  considers all expected future events other than enactments of changes in the tax law or rates. Until sufficient taxable income to offset the temporary
timing   differences   attributable   to  operations   and  the  tax  deductions
attributable to option,  warrant and stock  activities are assured,  a valuation allowance equaling the total deferred tax asset is being provided.

2. PURCHASE PRICE

The preliminary  purchase price  allocation for the net assets acquired was also adjusted  for the  fair  market  value  of the  Company's  stock  issued  in the transaction.  The fair market value of the stock was determined by averaging the closing  price for four  business  days  before  and after the  closing  date of
October 1, 2004. Additionally, the preliminary purchase price allocation for the net assets  acquired  was also  adjusted  for  $70,000 of  vacation  liabilities assumed,  which was calculated by  multiplying  unused earned hours at September
30,  2004  times  the  hourly  rate of each  former  JoEL  employee,  and  other capitalized  transaction  costs.  The purchase  price  allocation is preliminary since  additional  costs  associated  with  the  acquisitions  have not yet been determined and audited.

The  following  is the  preliminary  purchase  price  allocation  for the  asset purchase:

   The Company's issued 113,097 shares of its stock at $8.64 per share, net of
         transaction  costs of $51,000                                                $926,158
   Cash paid to JoEL, Inc. for net assets acquired                                   4,100,000
   Transaction costs paid by the Company                                               114,671
                                                                                    -----------
    Total purchase price                                                            $5,140,829
                                                                                    ===========

   Fair value of assets acquired:                                    Allocated Excess      Unallocated Excess
                                                                        Fair Value           Fair Value
                                                                     ----------------      ------------------
       Inventory                                                          $900,000  *           $900,000
       Land                                                                382,155  *            528,000
       Building & improvements                                             971,312  *          1,342,000
       Machinery and equipment                                           2,899,460  *          4,006,000
       Furniture and fixtures                                               57,902  *             80,000
                                                                     ----------------      ------------------
       Total fair value of assets acquired                               5,210,829             6,856,000

       Vacation pay liability assumed of former JoEL employees             (70,000)              (70,000)
       Excess of net fair value over purchase price*                                          (1,645,171)
                                                                     ----------------      ------------------
   Total net assets acquired                                            $5,140,829            $5,140,829
                                                                     ================      ==================

   * The sum of the assets acquired and liabilities  assumed  exceeded the cost of the  acquired  assets  (excess  over cost of  excess).  This  excess is allocated as a pro rata reduction of the amounts that otherwise would have been assigned to all of the long-lived acquired assets.

The Company uses a  combination  of  straight-line  and  accelerated  methods in computing  depreciation  for  financial  reporting  purposes.  The provision for depreciation  reflected  in the  pro  forma  statements  has  been  computed  in accordance  with the  following  ranges of estimated  asset lives:  building and improvements  - twenty  years;  machinery  and  equipment - three to seven years;
and furniture and fixtures - seven years.

Depreciation  expense included in the pro forma Condensed Combined  Consolidated
Financial  Statements for the year ended December 31, 2003 and for the six-month period ended June 30, 2004 were $1,032,829 and $ 507,824, respectively.

3. PRO FORMA ADJUSTMENTS

Adjustments   are   included  in  the  column   under  the  heading  "Pro  Forma
Adjustments."

a.   To eliminate historical assets, liabilities and equity not included as part of acquisition.

b.   To reflect  the  allocated  cost of the net assets  acquired  at their fair market value for property, equipment and inventory, including cash expended to JoEL and others for transaction costs or liabilities assumed or incurred and securities issued as payment for the assets purchased.  The preliminary fair value of the long-lived assets were based upon values as determined by accredited  independent  third parties,  which such  preliminary fair value determinations  were  completed by August  2004,  and will be updated as of
     October 1, 2004.

c.   To  reflect  the  incurrence  of a loan  obligation  in the  amount of $3.0 million  payable to PNC Bank,  N.A.,  which is secured by mortgages on real property,  payable in  eighty-four  equal  monthly  principal  payments  of
     $35,714  commencing  November  1, 2004 and with  interest  rate  options of either the Prime Rate or LIBOR plus 200 basis points.  Amounts  payable are reflected in the pro forma balance sheet as current maturities of long-term debt amounting to $428,571 and long-term debt amounting to $2,571,429.

d.   To eliminate intercompany profit in the Company's historical inventory.

e.   To eliminate intercompany sales.

f.   To eliminate intercompany  items that are  reductions  for cost of products sold of  $2,585,971  and the net change in profit in inventory of $675,115;
     and to  reflect  incremental  depreciation  costs  that  are  increases  of
     $88,945.

g.   To  reflect  incremental  depreciation  costs of $4,681 and adjust for life insurance items not acquired as part of the acquisition of $65,371.

h.   To eliminate  intercompany  miscellaneous  income of $46,302 and to reflect
     incremental  interest  expense  costs  of  $18,904.   Additionally,  a  1/8
     fluctuation in the interest rate would approximate $12,434.

i.   To eliminate  intercompany  items that are  reductions for cost of products sold of  $1,396,507  and to reflect  other items that are increases for the net change in profit in inventory of $122,025; and incremental depreciation costs of $47,317.

j.   To  reflect  incremental  depreciation  costs of $2,491 and adjust for life insurance items not acquired as part of the acquisition of $23,543.

k.   To  eliminate  intercompany  miscellaneous  income of $2,121 and to reflect
     incremental  interest  expense  costs  of  $10,508.   Additionally,  a  1/8
     fluctuation in the interest rate would approximate $5,662.

EARNINGS PER SHARE

Basic earnings per share ("EPS")  excludes  dilution and is computed by dividing income  available to common  stockholders  by the  weighted - average  number of common  shares  outstanding  for the period.  Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were  exercised  or  converted  into common stock or resulted in the issuance of common  stock  that  shared in the  earnings  of the  entity.  Diluted  EPS also utilizes the treasury  stock method which  prescribes a theoretical  buy back of shares from the  theoretical  proceeds of all options and  warrants  outstanding during  the  period.  Since  there is a large  number of  options  and  warrants outstanding,  fluctuations  in the  actual  market  price can have a variety  of results for each period presented.

A  reconciliation  of the  applicable  pro  forma  changes  and  numerators  and denominators of the income statement periods presented is as follows  (millions, except earnings per share amounts):

                                                                                Year Ended                  Six-Months Ended
                                                                             December 31, 2003               June 30, 2004
                                                                       ------------------------------------------------------------
                                                                       Income     Shares      EPS     Loss      Shares       EPS
                                                                       ------------------------------------------------------------

Basic EPS (historical)                                                 $  0.7      11.5     $ 0.06   ($ 1.7)     11.5      ($ 0.15)

Pro forma adjustments, JoEL historical & 113,097 shares issued             .2        .1       0.02      (.5)       .1        (0.04)
                                                                       ------------------------------------------------------------
        Pro forma combined basic EPS                                      0.9      11.6       0.08     (2.2)     11.6        (0.19)
                                                                       ------------------------------------------------------------
Dilutives (historical):

Options and warrants                                                      3.4
                                                                       ------------------------------------------------------------
      Pro forma combined diluted EPS                                   $  0.9      15.0     $ 0.06   ($ 2.2)     11.6      ($ 0.19)
                                                                       ============================================================

Options and warrants  outstanding at December 31, 2003 and at June 30, 2004 were
4,601,000  and  3,832,500,  respectively,  but were not included in the June 30,
2004   computation  of  diluted  earnings  per  share  because  the  effect  was anti-dilutive.